                                                                     EXHIBIT A


                                AMENDMENT NO. 1
                                      TO
                                 ULTRAK, INC.
                     1988 NON-QUALIFIED STOCK OPTION PLAN
               (As Amended and Restated Effective June 1, 2001)


         This Amendment No. 1 to the Ultrak, Inc. 1988 Non-Qualified Stock Option Plan (As Amended and Restated Effective June 1, 2001) (the "Plan") is adopted by Ultrak, Inc. (the "Company"), effective as of December 4, 2001.


                              W I T N E S S E T H



         WHEREAS, the Board of Directors (the "Board") of the Company adopted the Plan on April 15, 1988 and has amended and restated the Plan from time to time; and

         WHEREAS, pursuant to Section 7 of the Plan, the Board desires to amend the Plan further to delegate to the President of the Company the authority to grant stock options under the Plan to certain employees of the Company upon the terms and subject to the conditions set forth in this Amendment No. 1;

         NOW THEREFORE, the Board hereby amends the Plan as follows:

         1. The first sentence of Section 4 of the Plan hereby is amended by restatement in its entirety to read as follows:

         The Committee (as that term is defined in Section 5) may grant Options from time to time pursuant to this Program; provided, however, that the President of the Company in his sole discretion may grant Options pursuant to this Program if (i) the recipients of such Options are employees of the Company who are not considered to be "officers" of the Company under Rule 16a-1(f) adopted under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the aggregate number of shares of Common Stock subject to such Options does not exceed 100,000 shares in any one calendar quarter, and (iii) no individual may be granted an Option in any one calendar quarter to purchase more than 10,000 shares of Common Stock.

         2. Paragraph (a) of Section 4 of the Plan hereby is amended by restatement in its entirety to read as follows:

            (a) Option Price. The Option Price for each Option Share shall be determined by the Committee from time to time and if applicable to this Section 4, by the Company's President.

         3. Paragraphs (b), (c) and (d) of Section 5 of the Plan hereby are amended by restatement in their entirety to read as follows:

            (b) Subject to the express terms and conditions of this Program, the Committee and if applicable pursuant to Section 4, the Company's


                               EXHIBIT A - Page 1

                 President, shall have full power to grant Options under this Program, and the Committee shall have full power to construe or interpret this Program, to prescribe, amend, rescind and waive rules and regulations relating to it and to make all other determination necessary or advisable for its administration.

            (c) Subject to the provisions of Sections 3 and 4 hereof, the Committee and if applicable pursuant to Section 4, the Company's President, may, from time to time, (1) determine
                 (i) which employees of the Company shall be granted Options under this Program, (ii) the number and exercise price of Option Shares subject to each Option, and (iii) the time or times at which Options shall be granted, and (2) grant Options under this Program, and the Committee may, from time to time, waive any term or condition of an Option.

            (d) The Committee and if applicable pursuant to Section 4, the Company's President, shall report to the Board of Directors the names of employees granted Options and the number of Option Shares subject to, and the terms and conditions of, each Option.

         This Amendment No. 1 to the Plan was adopted by the Board effective as of the day and year first above written.


                                                ULTRAK, INC.
                                                BOARD OF DIRECTORS

                                                By:_____________________________
                                                  Chairman of the Board


                               EXHIBIT A - Page 2